Regulatory matters (Tables)	6 Months Ended
Jun. 30, 2021
Regulated Operations [Abstract]
Regulatory Assets and Liabilities

Utility	State, province or country	Regulatory proceeding type	Details
BELCO	Bermuda	General rate review
On May 7, 2021, the regulator issued a final decision, approving a weighted average cost of capital ("WACC") of 7.5% and authorizing $211,432 in revenue with $13,426 in deferred revenue to be collected over 5 years at a minimum WACC of 7.5%. The new rates were effective June 1, 2021.

EnergyNorth Gas System	New Hampshire	General rate review
EnergyNorth Gas System has reached a settlement in principle regarding its application filed in July 2020 requesting a permanent increase in annual revenues. The settlement provides for an increase of $1,300 in distribution revenues effective August 1, 2021 in excess of the previously authorized temporary increase (total increase of $7,600), a step adjustment of $4,000 also effective August 1, 2021, a second step increase of $3,200 effective August 1, 2022, and a property tax reconciliation mechanism. An order on the settlement agreement was received on July 30, 2021. The order approved the settlement agreement, pending the submission of additional information and a hearing to be submitted as part of the $4,000 step adjustment for 2021. As a result of the order, the rate increases were implemented on August 1, 2021, with the exception of the 2021 step adjustment, which is expected to be implemented in the fourth quarter of 2021 upon approval by the regulator. A separate order on recovery of litigated Granite Bridge costs is expected by October 2021.

Various	Various	General rate review	Approval of approximately $340 in rate increases for a wastewater utility.
5.Regulatory matters (continued)
Regulatory assets and liabilities consist of the following:

	June 30, 2021	December 31, 2020
Regulatory assets
Fuel and commodity cost adjustments (a)	283,941	18,094
Retired generating plant	188,586	194,192
Pension and post-employment benefits	172,501	178,403
Rate adjustment mechanism	102,500	99,853
Environmental remediation	86,058	87,308
Income taxes	80,778	77,730
Debt premium	33,277	35,688
Clean energy and other customer programs	26,047	26,400
Deferred capitalized costs	42,376	34,398
Asset retirement obligation	26,955	26,546
Wildfire mitigation and vegetation management	25,891	22,736
Long-term maintenance contract	11,920	14,405
Rate review costs	6,872	8,054
Other	27,396	21,664
Total regulatory assets	$1,115,098	$845,471
Less: current regulatory assets	(100,601)	(63,042)
Non-current regulatory assets	$1,014,497	$782,429

Regulatory liabilities
Income taxes	$310,914	$322,317
Cost of removal	197,616	200,739
Pension and post-employment benefits	32,320	26,311
Fuel and commodity costs adjustments	5,086	20,136
Rate adjustment mechanism	1,598	5,214
Clean energy and other customer programs	14,658	10,440
Rate base offset	6,053	6,874
Other	12,385	9,487
Total regulatory liabilities	$580,630	$601,518
Less: current regulatory liabilities	(34,256)	(38,483)
Non-current regulatory liabilities	$546,374	$563,035
(a)Fuel and commodity cost adjustments
In February 2021, the Company's operations were impacted by extreme winter storm conditions experienced in the central U.S. ("Midwest Extreme Weather Event"). As a result of the Midwest Extreme Weather Event, the Company incurred incremental commodity costs during the period of record high pricing and elevated consumption. The Company has commodity cost mechanisms that allow for the recovery of prudently incurred expenses. The Company has made a filing with the Missouri regulator requesting approval to treat the incremental fuel costs incurred in the same manner as normal pass-through fuel costs and proposing to extend the recovery period to mitigate the impact on customer bills.